UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [     ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

CARRIZO OIL & GAS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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CARRIZO OIL & GAS, INC.

June 2, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints S.P. Johnson IV and Paul F. Boling, jointly and severally, proxies, with full power of substitution and with discretionary authority to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the “Company”) to be held on Thursday, June 2, 2011, at the 1st Floor auditorium, 1000 Louisiana Street, Houston, Texas, at 9:00 a.m. Central Daylight Time or at any adjournment thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein.

In the absence of specific directions to the contrary, this proxy will be voted FOR the election of each of the directors named on the reverse side, FOR the advisory vote to approve the executive compensation of the Company’s named executive officers, for a selection of 1 YEAR regarding the frequency of the advisory vote on the Company’s executive compensation, FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2011, and, if properly presented, AGAINST the shareholder proposal, and in the discretion of the proxies, upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforementioned Annual Meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

CARRIZO OIL & GAS, INC.

June 2, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.crzo.net/uploads/proxy20110429.pdf

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20603004003003000000 2 060211

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

The Board of Directors recommends that you vote FOR ALL NOMINEES:

1. Election of Directors:

The Board of Directors recommends that you vote FOR proposal 2.

NOMINEES: FOR AGAINST ABSTAIN

2. To approve, on a non-binding advisory basis, the compensation

FOR ALL NOMINEES

S.P. Johnson IV

of the Company’s named executive officers.

Steven A. Webster

WITHHOLD AUTHORITY Thomas L. Carter, Jr.

FOR ALL NOMINEES

F. Gardner Parker

The Board of Directors recommends that you vote 1 YEAR on proposal 3.

Roger A. Ramsey

FOR ALL EXCEPT

(See instructions below)

Frank A. Wojtek 1 YEAR 2 YEARS 3 YEARS ABSTAIN

3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation

The Board of Directors recommends that you vote FOR proposal 4.

FOR AGAINST ABSTAIN

4. To ratify the appointment of KPMG LLP as the Company’s

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL independent registered public accounting firm for the fiscal EXCEPT” and fill in the circle next to each nominee you wish to withhold, as year ending December 31, 2011. shown here:

The Board of Directors recommends that you vote AGAINST proposal 5.

FOR AGAINST ABSTAIN

5. To vote on a shareholder proposal, if properly presented at the meeting.

6. With discretionary authority as to such other matters as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.